SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 April 29, 2004



                  CORPORATE PROPERTY ASSOCIATES 15 INCORPORATED
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)



      MARYLAND                       000-50249                      52-2298116
------------------                  -----------                    ------------
(State of Organization)        (Commission File No.)              (IRS Employer
                                                                  Identification
                                                                  Number)




                         50 Rockefeller Plaza, 2nd Floor
                               New York, NY 10020
                               ------------------
                    (Address of principal executive offices)


                                 (212) 492-1100
                                 --------------
              (Registrant's telephone number, including area code)

Items 1, 3- 6, 8, 10-12.  None

Item 2.  Acquisition or Disposition of Assets.

     On April 29, 2004, through a partnership with two affiliates in which the registrant owns a 57.69% interest, the registrant acquired 78 retail self-storage and truck rental facilities operated under the U-Haul brand name located in twenty-four states and leased them to Mercury Partners, LP, a Nevada limited partnership and U-Haul Moving Partners, Inc., a Nevada corporation (the "tenants"), pursuant to two separate leases.

     CPA(R):14 and CPA(R):16 - Global, each affiliates of CPA(R):15, own the remaining 11.54% and 30.77% interests in the partnership, respectively. The facilities are in the following locations:

     Alabama:            Mobile, Oxford

     Arizona:            Fountain Hills, Peoria, Phoenix, Phoenix West (4
                         locations), Prescott, Surprise
     Colorado:           Aurora South, Denver South, Littleton
     Florida:            Fort Myers, Jacksonville, Key Largo, Ocoee, Orange
                         City, Orlando (3 locations), Orlando North, Sanford,
                         Tampa, Winter Park
     Georgia:            Conyers, Kennesaw, Lawrenceville, Riverdale,
                         Snellville, Smyrna
     Illinois:           Alsip, Aurora, Crystal Lake, Napersville
     Indiana:            Merrillville
     Kansas:             Lenexa
     Louisiana:          Bossier City
     Maryland:           Capital Heights
     Massachusetts:      Chicopee, Stoughton
     Minnessota:         Apple Valley
     Mississippi:        Hattiesburg
     Missouri:           O'Fallon, St. Charles
     Nevada:             Henderson, Las Vegas (3 locations), North Las Vegas
     New Jersey:         Pennsauken
     New Mexico:         Rio Rancho
     New York:           Bronx
     North Carolina:     Gastonia
     Ohio:               Columbus
     Oklahoma:           Stillwater
     Tennessee:          Brentwood
     Texas:              Arlington, Austin, Dallas, DeSoto, El Paso, Fort
                         Worth, Grape Vine, Houston North, Houston South (2
                         locations), Killeen, League City, Lewisville, McKinney,
                         Plano
     Virginia:           Chantilly, Colonial Heights, Manassas, Newington,
                         Woodbridge

     The cost of the facilities, including an acquisition fee payable to Carey Asset Management Corp., is $312,445,026, an amount less than the appraised value of the facility (the registrant's share of the purchase price is $180,249,535). Each location listed above (with the exception of the Smyrna, GA location which contains a truck rental facility only) contains a self-storage facility and a truck rental facility, each of which is the subject of a separate master lease. The self-storage facilities are leased to Mercury Partners, LP, and the truck rental facilities are leased to U-Haul Moving Partners, Inc., each under an absolute net and bond type master lease.

The tenants will pay maintenance, insurance, taxes and all other expenses associated with the operation and maintenance of the facilities.

     The registrant and its affiliates have obtained secured mortgage financing in an amount of $183,000,000 for the facilities from Bank of America, at a fixed interest rate of 6.449% for a term of 10 years amortized over 25 years with monthly debt service of $1,229,804. A balloon payment is due at maturity.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements

Summarized combined financial information for the 78 properties listed above is as follows:


                                         Six Months  Ended
                                            September 30,               Six Months Ended March 31,
                                                               --------------------------------------------------
                                                2003               2003               2002               2001
                                                ----               ----               ----               ----
Sales ....................................  $ 29,324,430       $ 51,332,176       $ 41,851,012       $ 24,879,553
Income from continuing operations ........     3,715,337          5,773,648          3,421,638          2,843,831
Net income ...............................     3,715,337          5,773,648          3,421,638          2,843,831
Cash Flows from operating activities......     3,743,373          5,776,201          3,425,002          2,846,664
Cash Flows from investing activities......            --                 --                 --                 --
Cash Flows from Financing activities......    (3,715,337)        (5,773,648)        (3,421,638)        (2,843,831)


                                                                           As of
                                              -------------------------------------------------------------------
                                            September 30,        March 31,          March 31,          March 31,
                                                2003               2003               2002               2001
                                                ----               ----               ----               ----
Current assets ...........................  $  1,068,913       $    948,267       $    845,258       $    781,305
Total assets .............................     1,068,913            948,267            845,258            781,305
Current liabilities.......................     1,068,913            948,267            845,258            781,305
Total liabilities ........................     1,068,913            948,267            845,258            781,305
Total equity..............................            --                 --                 --                 --



(b)  Pro Forma Financial Information

     The registrant shall file pro forma financial information relative to the acquisition described herein by amendment to this Current Report on Form 8-K no later than July 14, 2004.

(c)  Exhibits

99.1 Press release dated May 4, 2004 announcing the transaction described in
Item 2 above.

Item 9. Regulation FD Disclosure.

     On May 4, 2004, the registrant announced that it had acquired an interest in 78 retail self-storage and truck rental facilities on April 29, 2004. The press release dated May 4, 2004, announcing the event is attached hereto as an exhibit.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                  CORPORATE PROPERTY ASSOCIATES 15 INCORPORATED



                                                  By :/s/  Gordon F. DuGan
                                                      --------------------
                                                           Gordon F. DuGan





Date:  May 20, 2004